Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and contingencies [Abstract]
Commitments and contingencies [Text Block]

20) Commitments and contingencies

At December 31, 2024, the Company was party to certain management and consulting contracts. Minimum commitments under the agreements are approximately $980 and all payable within one year. These contracts also require that additional payments of up to approximately $1,299 be made upon the occurrence of certain events such as change of control. As the triggering event has not occurred, the contingent payments have not been reflected in these consolidated financial statements.

In 2021, the Company signed a 10-year exclusive off-take agreement with a third party for the purchase of all standard and high purity grade vanadium products the third party produces. The first delivery occurred in December 2023 and the Company is committed to the purchase of 570 tonnes of V2O5 the third party produces in 2025, with the Company having a right of first refusal over additional amounts.

The Company's Largo Clean Energy business is required to pay a royalty of $120 per kilowatt capacity of a licensed product until such time as the licensed patents expire or are abandoned, and $60 per kilowatt thereafter. Refer to note 8 for details of the royalties payable at the Maracás Menchen Mine.

The Company is committed to a minimum amount of rental payments under five leases of office space which expire between February 28, 2025 and May 1, 2027. Minimum rental commitments remaining under the leases are approximately $90, including $49 due within one year.

At the Company's Maracás Menchen Mine the Company has entered into purchase order contracts with remaining amounts due related to goods not received or services not rendered as of December 31, 2024 of $3,734. At Largo Clean Energy this is $70.

Refer to note 12(a) for further commitments and contingencies.